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                                                                     EXHIBIT 7.2
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Number                          KOO KOO ROO, INC.                         Shares
KP


INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                             CUSIP 500485 30 5


This certifies that




is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF SERIES B 6% CONVERTIBLE PREFERRED STOCK,
                              $.01 PAR VALUE, OF

                               KOO KOO ROO, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

       Dated:

      /s/ Ronald D. Garber                              /s/ Kenneth Berg
           SECRETARY                                  CHAIRMAN OF THE BOARD

                     [CORPORATE SEAL OF KOO KOO ROO, INC.]

COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                   TRANSFER AGENT AND REGISTRAR

BY


                           AUTHORIZED SIGNATURE

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  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR
ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN APPLICABLE EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

  The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common     UNIF GIFT MIN ACT -- ______Custodian______
TEN ENT -- as tenants by the                             (Cust)         (Minor)
           entireties                                    under Uniform Gifts to
JT TEN  -- as joint tenants with                         Minors
           right of survivorship                         Act___________________
           and not as tenants in                                 (State)
           common

    Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                        Shares
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of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                       Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
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                                         THE SIGNATURE TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME AS WRITTEN
                               NOTICE: UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guaranteed


By_________________________________________
THE SIGNATURE SHOULD BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.